UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

Summit GNMA Fund	April 30, 2013

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Longer-term bonds, including GNMAs, offered modest returns over the past six months, but short-term securities continued to provide minimal income as a result of the Federal Reserve’s determination to keep short-term interest extremely low. The performance of the two Summit Income Funds continued to reflect those very different environments. The Summit Cash Reserves Fund’s returns remained near 0%, along with those of other money market funds, while the Summit GNMA Fund recorded a decent gain that compared favorably with its benchmark and peer group.

ECONOMY AND INTEREST RATES

Over the last six months, domestic fiscal concerns, accommodative monetary policy actions, and renewed sovereign debt problems in Europe dominated the attention of fixed income investors. Yields fell and bond prices rose at the start of the period due to increased political uncertainty during the fall presidential election, which was followed by partisan debate around domestic fiscal policy heading into year-end. However, as a partial resolution to the impasse caused the headwinds from the fiscal debate to fade temporarily from the headlines in January, the accommodative policy actions from the Federal Reserve’s expanded quantitative easing (QE) programs involving purchases of U.S. Treasuries and agency mortgage-backed securities (MBS) supported riskier segments of the market and higher yield levels in the U.S. Treasury market. In the latter half of the period, renewed contagion concerns out of Cyprus and worries about the strength of growth in the U.S. provided a new “safe haven” bid for Treasuries that pushed yield to the lows of the year.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates may soon be at hand. Whether this is so is far from certain—rates may stay low for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those whose holdings are coming due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans, where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Interest rates were little changed in the past six months, as measured by both the yield on the 10-year Treasury note and the 90-day Treasury bill. This masked some volatility in rates during the period, however, as austerity concerns and markets flush with liquidity searched to find an equilibrium. The closely watched yield on the 10-year Treasury note navigated a 48-basis-point range (100 basis points equal 1%) that saw yields initially touch 1.58% in the fall before trending higher to 2.06% and reversing that move during March and April. GNMA yields moved somewhat higher over the period, as the spread between the current coupon GNMA and the 10-year Treasury note increased in the first four months of the year. This is one reason GNMAs underperformed the overall bond market.

SUMMIT CASH RESERVES FUND
Your fund returned 0.01% over the six-month period ended April 30, 2013. Like many of its peers, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield. While performance comparisons in this environment are difficult, the fund’s longer-term returns have compared favorably with other taxable money funds. Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 54 of 233, 96 of 219, 32 of 211, and 17 of 179 money market funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2013, respectively. (Past performance cannot guarantee future results.)

The year-end expiration of an FDIC guarantee on very large non-interest-bearing accounts did not result in a wave of new assets coming in to money funds, as some feared. However, some investors still chose to wait out tax changes and fiscal cliff debates by moving into money funds. Thus the technical outlook still augurs for low money market rates for quite some time to come. In particular, the Treasury’s coffers have been boosted by larger-than-expected tax receipts, which will result in lower Treasury bill issuance in the near term. Even with rates near the lowest levels possible, higher rates can come about only when the Federal Reserve begins to scale back its massively easy monetary policy.

The reality of diminishing money market supply has led to increasing prices across our entire investment universe, reflected in lower yields. We have seen a steady decrease in LIBOR, a benchmark for very short-term lending rates (see Glossary), with three-month LIBOR dropping from 0.31% to 0.27% over the reporting period. Three-month Treasury bills have traded in a range between 0.05% and 0.12%, while one-year Treasury bills began the reporting period trading at 0.17% and continued to trade up in price to end the period at 0.10%. The end result is a very flat yield curve—or a very minimal increase in yield for slightly longer-term securities—in our space.

Repurchase agreements played an important role in our strategy, as they represent a very high-quality and liquid investment. Rates for these secured investments have averaged around 0.18% but are already declining due to lower supply levels and the Fed’s discontinuation of Operation Twist, in which the central bank sold short-term securities and bought longer-term issues with the proceeds. Municipal variable rate securities remain a sizable portion of the portfolio, although rates have dropped slightly, averaging 0.14% over the reporting period.

Money market reform has been a continuing policy debate within and among the Securities and Exchange Commission (SEC), the Financial Stability Oversight Committee, the Federal Deposit Insurance Corporation, and the Fed for quite some time now. A number of proposals to further strengthen the industry have been discussed, but most have been found unworkable for a variety of reasons. Indications are that this policy debate may be drawing to a close, and we could expect to see a formal proposal from the SEC within the next six months.

With very little change to our interest rate forecast, we are maintaining the same strategy that has been successful in the recent past. We are keeping the fund’s weighted average maturity longer than that of the competitive average as we expect this low-rate environment to continue well into 2014. With yield differentials disappearing among competing investment options, relative value decisions and diversification become more important than ever. For the same reason, we are continuing to target only the highest-quality investments and prefer nonfinancial companies that are raising money for working capital or other credit-positive needs. As always, our focus remains on principal stability, quality, and liquidity—especially in the current low interest rate environment.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 0.90% over the six months ended April 30, 2013. As shown in the Performance Comparison table, the portfolio outperformed the Barclays U.S. GNMA Index and the Lipper GNMA Funds Average. The fund’s performance compared favorably with the majority of its peers over longer time periods. Based on cumulative total return, the fund was ranked 23 of 64, 21 of 62, 27 of 57, and 21 of 50 GNMA funds among its Lipper peer group for the 1-, 3-, 5-, and 10-year periods ended April 30, 2013, respectively. (Past performance cannot guarantee future results.)

MBS saw modest returns over the past six months. Returns in the sector lagged many other bonds. For example, investment-grade corporate bonds and U.S. Treasury securities returned 1.49% and 0.79%, respectively. The weaker relative performance of the MBS sector followed less supportive comments from the release of the December Federal Open Market Committee’s minutes in early January, which raised questions about the overall length of the Fed’s QE programs, including its purchases of MBS. Investors’ search for higher-yielding assets also led them to favor other sectors.

Although its modest absolute return reflected this environment, the T. Rowe Price Summit GNMA Fund performed favorably relative to its benchmark, the Barclays U.S. GNMA Index, as well as its competitor universe, the Lipper GNMA Funds Average. Our outperformance reflected relatively strong gains from the fund’s underlying selection of investments in specific pools of MBS. Sector positioning and management of interest rate risk also helped, but to a lesser extent.

We benefited during the period from holding less exposure to the portions of the 30-year fixed rate mortgage market that are currently the focus of Fed purchases. Concerns over the Fed’s eventual exit from the mortgage market and seasonal pressure from weaker overseas demand weighed on the overall performance of 30-year 3.0% and 3.5% coupons. In addition, larger positions in higher-coupon MBS that are exempt from housing policy programs benefited results, as these issues were not as exposed to prepayment risk—or the risk that the loan would be refinanced and paid off early, forcing investors to reinvest at a lower yield. Pools of mortgages that have weathered numerous periods of heightened refinance activity performed well during the period.

With Fed policy remaining accommodative and growth expectations for the rest of the year remaining subdued, we maintain a bias within the fund toward segments of the market that offer attractive income opportunities and that should perform well in a low-rate environment. Conversely, over the last few months, the more credit-sensitive sectors, such as highly rated asset-backed and commercial mortgage-backed securities (CMBS), have become a smaller part of our investment strategy given their strong recent performance.

OUTLOOK

With yields near record lows, bond valuations are stretched in many sectors. We will continue to rely on our extensive team of analysts to help us find opportunities for higher returns where they exist. Our primary mission, however, will remain to seek to control risk, meaning that we will resist the temptation to “stretch for yield” when doing so would expose our shareholders to undue hazards. We look forward to reporting to you on the results of our search in six months.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 14, 2013

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Barclays U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 0.1%		
Auto Backed 0.1%		
Motor Series 2012-A, Class A1C 1.286%, 2/25/20 (1)	250	251
Total Asset-Backed Securities (Cost $250)		251
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.4%		
Home Equity Loans Backed 0.0%		
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	102	85
Chase Funding Mortgage Loan Series 2003-1, Class 1A-6 4.458%, 3/25/14	13	13
		98
Whole Loans Backed 0.4%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, ARM 2.916%, 2/25/34	42	42
Bank of America Mortgage Securities Series 2004-I, Class 3A2, ARM 3.12%, 10/25/34	10	11
Bank of America Mortgage Securities Series 2005-J, Class 2A1, ARM 3.10%, 11/25/35	122	112
Sequoia Mortgage Trust Series 2013-6, Class A1, ARM 2.50%, 5/25/43	510	508

Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, ARM 4.752%, 6/25/34	111	113
		786
Total Non-U.S. Government Mortgage-Backed Securities (Cost $906)		884

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 108.4%

U.S. Government Agency Obligations 1.1% (3)

Federal Home Loan Mortgage		
6.50%, 7/1/14 - 8/1/36	232	262
7.00%, 11/1/30	8	9
Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18	4	—
Federal National Mortgage Assn.		
6.00%, 8/1/34 - 1/1/39	1,144	1,267
6.50%, 10/1/37 - 10/1/38	606	680
Federal National Mortgage Assn., ARM, 2.662%, 11/1/35	40	42
Federal National Mortgage Assn., IO, 8.50%, 4/25/22	5	1
		2,261

U.S. Government Obligations 107.3%

Government National Mortgage Assn.		
2.50%, 6/20/27 - 1/20/43	5,423	5,567
3.00%, 5/20/27 - 2/20/43	5,412	5,768
3.50%, 12/20/25 - 3/20/43	23,551	25,547
4.00%, 12/20/25 - 8/20/42	30,276	33,155
4.50%, 6/20/24 - 4/15/41	45,234	49,916
5.00%, 12/15/17 - 3/20/41	30,551	33,940
5.50%, 10/20/32 - 12/20/39	17,086	18,936
6.00%, 5/15/13 - 7/20/39	7,406	8,463

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 0.1%

U.S. Treasury Obligations 0.1%		
U.S. Treasury Bonds, 3.125%, 2/15/43	215	225
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $221)		225

OPTIONS PURCHASED 0.0%

U.S. Treasury 10 year futures contract 6/13 Put, 5/24/13 @ $130.50 (2)	30	1
Total Options Purchased (Cost $23)		1

SHORT-TERM INVESTMENTS 0.1%

Money Market Funds 0.1%		
T. Rowe Price Reserve Investment Fund, 0.08% (5)(6)	137	137
Total Short-Term Investments (Cost $137)		137
Total Investments in Securities		
109.1% of Net Assets (Cost $220,010)		**$ 224,604**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $251 and represents 0.1% of net assets.
(2) Non-income producing
(3) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(4) At April 30, 2013, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(5) Seven-day yield
(6) Affiliated Companies
ARM Adjustable Rate Mortgage
CMO Collateralized Mortgage Obligation
IO Interest Only security for which the fund receives interest on notional principal
TBA To Be Announced purchase commitment; TBAs totaled $19,885 (9.7% of net assets) at period-end - see Note 4.

The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in Government National Mortgage Association securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

During the six-months ended April 30, 2013, the fund corrected its accounting for stripped mortgage-backed securities (interest-only and principal-only strips) and, related thereto, recognized a reduction of current year income. The correction reversed interest income over-accrued in prior years, in the amount of approximately $1,191,000 (0.58% of net assets), with a corresponding increase to unrealized gain/loss on securities. The correction had no effect on the fund’s net assets, total return for the current or prior years, or current year distributions.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2013, totaled $0 for the six months ended April 30, 2013.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of April 30, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended April 30, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally between 2% and 4% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options on futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position as well as the accumulated balance in the writer’s futures margin account, which represents the difference between the futures contract price on the exercise date and the exercise price of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options and/or futures markets; trading restrictions imposed by an exchange; underlying futures prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2013, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the six months ended April 30, 2013, were as follows:

Interest Rate Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration and credit exposure. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 1% and 4% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the six months ended April 30, 2013, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the six months ended April 30, 2013, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of April 30, 2013, no collateral had been posted by the fund to counterparties for covered OTC instruments. As of April 30, 2013 collateral pledged by counterparties to the fund for covered OTC instruments consisted of securities valued at $49,000. As of April 30, 2013, securities valued at $716,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $597,000 and $6,919,000, respectively, for the six months ended April 30, 2013. Purchases and sales of U.S. government securities aggregated $240,513,000 and $248,452,000, respectively, for the six months ended April 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2013, the cost of investments for federal income tax purposes was $220,024,000. Net unrealized gain aggregated $4,613,000 at period-end, of which $5,255,000 related to appreciated investments and $642,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annual total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013